Capital Stock	12 Months Ended
Dec. 31, 2018
Text Block [Abstract]
Capital Stock

12. Capital Stock

The par value of Nucor’s common stock is $0.40 per share and there are 800 million shares authorized. In addition, 250,000 shares of preferred stock, par value of $4.00 per share, are authorized, with preferences, rights and restrictions as may be fixed by the Board of Directors. There are no shares of preferred stock issued or outstanding.

Dividends declared per share were $1.5400 in 2018 ($1.5125 per share in 2017 and $1.5025 per share in 2016).

The Company repurchased $854.0 million of its common stock in 2018 ($90.3 million in 2017 and $5.2 million in 2016).

On September 6, 2018, the Company announced that the Board of Directors had approved a share repurchase program under which the Company is authorized to repurchase up to $2.0 billion of the Company’s common stock. Share repurchases will be made from time to time in the open market at prevailing market prices, through private transactions or block trades. The timing and amount of repurchases will depend on market conditions, share price, applicable legal requirements and other factors. The share repurchase authorization is discretionary and has no expiration date. The Board of Directors also terminated any previously authorized repurchase programs. At December 31, 2018, the Company had approximately $1.5 billion available for share repurchases under the program.